Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events
8.	Subsequent Events:

Effective January 1, 2016, TT II, LLC will pay Transtrend a half year incentive fee equal to 20% of the New Trading Profits earned by the Partnerships.

Effective January 31, 2016, Ceres terminated the advisory agreement among the General Partner, Blenheim and BHM I, LLC, pursuant to which Blenheim traded a portion of BHM I, LLC’s (and, indirectly, Meritage’s) assets in Futures Interests. Consequently, Blenheim ceased all Futures Interests trading on behalf of BHM I, LLC (and, indirectly, Meritage). Ceres reallocated the assets formerly allocated by Meritage to Blenheim among the remaining trading advisors of Meritage.